                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        COMSTOCK PARTNERS FUNDS, INC.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

                                 COMMON STOCK
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(2)     Aggregate number of securities to which transaction applies:

                                1,000,000,000
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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
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(4)     Proposed maximum aggregate value of transaction:

                                      N/A
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(5)     Total fee paid:

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[   ]    Fee paid previously with preliminary materials.

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[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)     Amount Previously Paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing Party:

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(4)     Date Filed:

        March  30, 2000
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

                         COMSTOCK PARTNERS FUNDS, INC.
                        Comstock Partners Strategy Fund
                      Comstock Partners Capital Value Fund
                           993 Lenox Drive, Suite 106
                        Lawrenceville, New Jersey 08648

                                                                  March 27, 2000

Dear Fellow Shareholder:

     We are pleased to announce that your Board of Directors, after careful deliberation, has unanimously approved proposals to engage affiliates of Gabelli Asset Management Inc. ("Gabelli") of Rye, New York as investment adviser and distributor for the Comstock Partners Capital Value Fund and the Comstock Partners Strategy Fund ("the Funds"). These proposals are structured to increase each Fund's potential to generate shareholder value over the long term and strengthen their competitive position within the mutual fund industry. Gabelli is a New York Stock Exchange listed, widely recognized and respected provider of investment advisory services. Gabelli manages approximately $22 billion in assets of mutual funds, closed-end funds, private advisory accounts and partnerships.

     Charles L. Minter and Martin Weiner will be employed by Gabelli Funds, LLC ("Gabelli Funds"), a wholly-owned subsidiary of Gabelli and investment adviser to the Gabelli family of funds, and will continue to be co-portfolio managers of the Funds. We expect to maintain the Funds' bearish strategies based on our continuing view that, by historical standards, the current market is by far the most overvalued and speculative of the past century and that any return to the historical norm would result in a major market downturn.

     In the current environment it has become increasingly difficult for a small mutual fund organization to remain independent. We believe that Gabelli's financial strength and stability will enhance the Funds' long term prospects in the consolidating highly competitive mutual fund industry where marketing and distribution capabilities are critical. We also anticipate that being part of a family of funds will offer improved economies of scale, negotiating power, and shareholder benefits such as exchange privileges within the fund family.

     The Funds are proposed to be renamed the Gabelli Comstock Capital Value Fund and the Gabelli Comstock Strategy Fund and to join the Gabelli family of funds as specialty funds whose returns are not expected to correlate with broad movements in the stock market. The Funds should benefit from access to Gabelli's proprietary "Private Market Value" equity and arbitrage research, and the historically successful Gabelli value oriented investment philosophy.

     Gabelli Funds has agreed to waive a portion of its management fee for the first two years in which it serves as investment adviser and distributor for the Funds to the extent necessary to maintain the Funds' expense ratios (excluding extraordinary expenses) at 1999 levels with respect to the amount of assets held by each Fund at the time Gabelli Funds becomes the Funds' investment adviser and distributor.

     Again, your Board of Directors unanimously recommends the approval of the proposals presented in this proxy statement. Please sign, date and return the enclosed proxy card and, should you have any questions, please give us a call.

                                            Sincerely,

                                            CHARLES L. MINTER
                                            Chairman

                                            MARTIN WEINER
                                            President

                         COMSTOCK PARTNERS FUNDS, INC.
                        Comstock Partners Strategy Fund
                      Comstock Partners Capital Value Fund
                                993 Lenox Drive
                                   Suite 106
                            Lawrenceville, NJ 08648

         Notice of Special Meeting of Shareholders and Proxy Statement

                                                                  March 27, 2000

TO THE SHAREHOLDERS OF COMSTOCK PARTNERS FUNDS, INC.:

     A special meeting of the shareholders of Comstock Partners Funds, Inc. (the "Company") will be held at 993 Lenox Drive, Suite 106, Lawrenceville, NJ 08648 on April 27, 2000 at 10:00 a.m., Eastern time, for the following purposes:

     (1) To consider and vote on a new investment advisory agreement between the Company, on behalf of Comstock Partners Strategy Fund (the "Strategy Fund"), and Gabelli Funds, LLC. Proposal 1 will be voted on only by shareholders of the Strategy Fund.

     (2) To consider and vote on a new investment advisory agreement between the Company, on behalf of Comstock Partners Capital Value Fund (the "Capital Value Fund"), and Gabelli Funds, LLC. Proposal 2 will be voted on only by shareholders of the Capital Value Fund.

     (3) To elect a board of directors consisting of eight directors. Proposal 3 will be voted on by all of the Company's shareholders.

     (4) To consider and vote on ratification of the appointment of Ernst & Young LLP as auditors of the Company for the fiscal year ending April 30, 2000. Proposal 4 will be voted on by all of the Company's shareholders.

     (5) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Each proposal is discussed more fully in the accompanying proxy statement.

     The close of business on March 10, 2000 has been fixed as the record date for determination of the shareholders entitled to notice of and to vote at the special meeting and any adjournments thereof.

     Please complete, date, sign and return the enclosed proxy in the reply envelope whether or not you plan to attend the meeting. Your vote is important no matter how many shares you own. Prompt return of your proxy will eliminate the need for, and expense of, additional mailings. If you are a shareholder of record and attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                            CAROLYN MATLIN
                                            Secretary

                                PROXY STATEMENT

     Your proxy is solicited on behalf of the Board of Directors of Comstock Partners Funds, Inc., a Maryland corporation (the "Company"), for use at its special meeting of shareholders, to be held at 993 Lenox Drive, Suite 106, Lawrenceville, NJ 08648 on April 27, 2000 at 10:00 a.m., Eastern time, and at any postponement or adjournment thereof. The Company is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund" and, together with the Strategy Fund, the "Funds"). The Strategy Fund and the Capital Value Fund are each referred to herein as a "Fund". The Company expects to mail this proxy statement and accompanying form of proxy to shareholders on or about March 27, 2000.

     The Company's investment adviser is Comstock Partners, Inc. (the "Current Adviser"), 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648. The Current Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has served as investment adviser to the Strategy Fund since its inception in 1988 and as sub-adviser to the Capital Value Fund from 1987 to 1996 and thereafter as its investment adviser. The Company's distributor is Premier Mutual Fund Services, Inc., 60 State Street, Boston Massachusetts, 02109. The Company's administrator is Princeton Administrators, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, 08536.

     A proxy may be revoked at any time before its exercise by the submission of a subsequently dated proxy or by oral or written notice of revocation given to the Secretary of the Company. To be effective, such revocation must be received by the Company prior to or at the meeting and must indicate the shareholder's name and account number. In addition, if you attend the meeting in person, you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. All valid proxies received by the Company will be voted unless revoked. Proxies will be voted in accordance with the specifications thereon and, in the absence of specification, for the proposed new investment advisory agreements between each of the Funds and Gabelli Funds, LLC, for the election of the nominees listed below as directors or nominees for director of the Company and for the ratification of the appointment of Ernst & Young LLP as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

     Shareholders of record at the close of business on March 10, 2000 will be entitled to vote in person or by proxy at the meeting. As of the close of business on such date, there were 8,181,483 shares of the Strategy Fund and 18,999,060 shares of the Capital Value Fund outstanding, each entitled to one vote. Certain information as to all persons known to the Company who, as of March 10, 2000, owned of record or beneficially more than 5% of the shares or either Fund is set forth under "Principal Shareholders" below.

     One-third of the Company's shares outstanding and entitled to vote on the record date, represented in person or by proxy, constitutes a quorum at all meetings of shareholders for matters on which all shareholders are entitled to vote, and one-third of each Fund's shares outstanding and entitled to vote on the record date, represented in person or by proxy, constitutes a quorum at all meetings of shareholders for matters on which only that Fund's shareholders are entitled to vote. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve any of the proposals described in this proxy statement have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of shares represented in person or by proxy at the meeting at that time. The persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any such proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

     Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Broker non-votes will not be considered votes cast for purposes of the election of directors or appointment of auditors and any adjournment but will have the same effect as a vote against approval of any advisory agreement. Accordingly, abstentions and broker non-votes will have no effect on the election of directors or ratification of the appointment of auditors, for which the required vote is a plurality and a majority, respectively, of the votes cast, but will have the effect of a vote against approval of the new investment advisory agreements, for which the required vote is a percentage of the shares present or outstanding. Broker non-votes are shares held in the name of a broker or nominee for which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

                           APPLICABILITY OF PROPOSALS

                                                           THE STRATEGY FUND   THE CAPITAL VALUE FUND
                                                           -----------------   ----------------------
Proposal 1...............................................          X
Proposal 2...............................................                                X
Proposal 3...............................................          X                     X
Proposal 4...............................................          X                     X
Proposal 5...............................................          X                     X

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO HOLDERS UPON REQUEST. A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT OR SEMI-ANNUAL REPORT MAY WRITE TO THE COMPANY AT 993 LENOX DRIVE, SUITE 106, LAWRENCEVILLE, NEW JERSEY 08648, OR CALL 800-332-8910.

                            ------------------------

       PROPOSALS 1 AND 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

     Comstock Partners, Inc. (the "Current Adviser"), 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648, has served as investment adviser to the Strategy Fund since its inception in 1988 and as sub-adviser to the Capital Value Fund from 1987 to 1996 and thereafter as its investment adviser. The Current Adviser recently entered into a purchase agreement (the "Purchase Agreement") with Gabelli Funds, LLC (the "Proposed Adviser"), One Corporate Center, Rye, New York, 10580, providing for the sale of substantially all of the assets of the Current Adviser to the Proposed Adviser and the employment of Charles Minter and Martin Weiner by the Proposed Adviser. The proposed transactions would involve, among other things, (i) the Proposed Adviser entering into new investment advisory agreements (the "New Advisory Agreements") with the Funds, with Mr. Minter and Mr. Weiner continuing to serve as co-portfolio managers of each Fund's portfolio in the employ of the Proposed Adviser, and (ii) the Current Adviser selling to the Proposed Adviser certain assets of the Current Adviser.

     Because the current advisory agreements between the Funds and the Current Adviser terminate automatically upon their "assignment", which would occur upon the sale of the Current Adviser's assets to the Proposed Advisor, the Current Adviser and the Proposed Adviser requested the Board of Directors of the Company to consider approval of the New Advisory Agreements with the Proposed Adviser and to approve submission of the New Advisory Agreements for approval by the shareholders of the Funds at a special meeting of shareholders.

     For the reasons explained more fully below, the Board of Directors of the Company has unanimously approved, and recommends that each Fund's shareholders approve, the New Advisory Agreements for the Funds at the meeting. The Company will only implement Proposals 1 and 2 if both are approved by shareholders.

INFORMATION ABOUT GABELLI AND THE PROPOSED ADVISER

     Gabelli Asset Management Inc. ("Gabelli"). Gabelli, including its subsidiaries, is a widely recognized provider of investment advisory and brokerage services to open-end and closed-end mutual funds, institutional and high net worth investors and partnerships, primarily in the United States. As of December 31, 1999, Gabelli had total assets under management of approximately $22 billion, including $11.6 billion in mutual funds and $10.4 billion in other managed accounts.

     Gabelli was founded in 1976 and entered the mutual fund business in 1986. Originally, Gabelli's investment philosophy was exclusively value-oriented, although in recent years it has expanded upon its core of value-oriented equity products by adding growth-oriented equity and contrarian, convertible security, fixed income, industry specific, international, global and real estate-oriented products.

     As of December 31, 1999, the Proposed Adviser had approximately $11.6 billion of assets under management in 26 open-end mutual funds and 4 closed-end mutual funds, representing approximately 53% of Gabelli's total assets under management. The Proposed Adviser and its affiliates currently provide advisory services to (i) the Gabelli family of funds, which consists of 17 open end mutual funds and four closed-end mutual funds, (ii) the Treasurer's Fund, consisting of three open-end money market funds (the "Treasurer's Funds"), and
(iii) the Gabelli Westwood family of funds, consisting of six open-end mutual funds, five of which are managed on a day-to-day basis by an unaffiliated sub-adviser (collectively, the "Gabelli Funds").

As a group, the Gabelli Funds have a long-term record of achieving high returns, relative to similar investment products. At December 31, 1999, approximately 99% of the assets under management in the open-end Gabelli Funds having a rating from Morningstar, Inc. ("Morningstar") were in open-end Gabelli Funds ranked "three stars" or better, with 50% of such assets in open-end Gabelli Funds ranked "five stars" and 44% of such assets in open-end Gabelli mutual funds ranked "four stars" on an overall basis (i.e., based on a weighted average of three-, five- and ten-year ratings, with proportionately greater weight attributed to the longer periods). At December 31, 1999, 80% or 12 of the 15 open-end Gabelli Funds having a rating from Morningstar were ranked "three star" or better. The Gabelli family of funds was named the top performing mutual fund family by Mutual Funds Magazine for 1997, and Mario J. Gabelli was named the domestic-equity fund manager of the year by Morningstar for 1997.

     Gabelli may be deemed to be indirectly controlled by Mario J. Gabelli. Its Class A Common Stock is publicly traded on the New York Stock Exchange under the symbol GBL.

     Proposed Adviser. The Proposed Adviser is a New York limited liability company which is wholly owned by Gabelli. The Proposed Adviser is registered as an investment adviser under the Advisers Act. It was organized in 1999 as successor to the investment advisory division of Gabelli Group Capital Partners, Inc., a New York corporation organized in 1980.

     The names and principal occupations of the principal executive officers of the Proposed Adviser are as follows:

        NAME                               PRINCIPAL OCCUPATION
        ----                               --------------------
Mario J. Gabelli, CFA  Chairman, Chief Executive Officer and Chief Investment
                       Officer
Bruce N. Alpert, CPA   Executive Vice President and Chief Operating Officer
James E. McKee         Secretary
Gus Coutsouros, CPA    Vice President and Chief Financial Officer

     The address of each such person is One Corporate Center, Rye, New York 10580-1434.

CURRENT ADVISER

     The Current Adviser was organized as a Delaware corporation in October 1986. The Current Adviser is registered as an investment adviser under the Advisers Act. As of December 31, 1999, the assets under management of the Current Adviser totaled approximately $110 million.

     Charles L. Minter, Director, Chairman of the Board of Directors and Chief Executive Officer of the Company, is Director, Chairman of the Board of Directors and Chief Executive Officer of the Current Adviser. Martin Weiner, President and Chief Financial Officer of the Company, is Director of Research of the Current Adviser. Robert C. Ringstad, Vice President and Treasurer of the Company, is Vice President, Treasurer, Chief Financial Officer and Assistant Secretary of the Current Adviser. Carolyn Matlin, Secretary of the Company, is Head Trader of the Current Adviser. The Current Adviser is owned by Charles L. Minter.

BACKGROUND OF THE PROPOSED TRANSACTION

     Each of the Funds has a disappointing long-term record. Since its inception in May, 1988, the Strategy Fund (Class O) has cumulatively returned for shareholders 1.35% on an annualized basis through December 31, 1999, as compared to 19.11% for the Standard & Poor's 500 Index, 8.27% for the Lehman Brothers

Govt./Corp. Bond Index and 13.38% for a blended index composed 65% of the Lehman Brothers Govt./Corp. Bond Index and 35% of the Standard & Poor's 500 Index. Since the Current Adviser became the sub-adviser to the Capital Value Fund's predecessor in 1987, the Capital Value Fund (Class A) has cumulatively returned for shareholders (4.06)% on an annualized basis through December 31, 1999, as compared to 27.35% for the Standard & Poor's 500 Index. In recent years, the Current Adviser has taken a definitively more bearish approach to investing the Funds' portfolios than most other investment advisers to mutual funds. This bearish bias has reflected the Current Adviser's observation that, in recent years, virtually all traditional benchmarks of stock market valuation have exceeded the previously established upper limits of their long-term historical ranges, in unprecedented degree and duration. Based on historical valuation analysis, the Current Adviser views this phenomenon as presenting an extraordinary risk of potential loss of capital. Each of the Funds has accordingly been positioned during this period as a specialty mutual fund whose investment performance has had little correlation to the equity indices. Although the Funds' performance has lagged during this period, the Funds have nevertheless provided shareholders and prospective investors with a means of limiting downside risk and potential outperformance in a down market.

     The Board of Directors has monitored on an ongoing basis the Current Adviser's underlying rationale for its bearish investment strategy. The Board of Directors believes that the Current Adviser has a well thought-out and coherent view and that there is a place in the mutual fund industry for bearish, non-market correlated investment vehicles during periods of high stock market valuations.

     The Board of Directors also believes that there are benefits to a consistent investment approach and that the Funds' shareholders have been well informed of the Current Adviser's bearish outlook and the resulting posture of the Funds. Indeed, the Board of Directors believes that many current shareholders would find it disconcerting if the Funds were to change course abruptly for reasons inconsistent with the Current Adviser's outlook.

     Over the last several years, each of the Funds has experienced net redemptions as shareholders who presumably no longer agreed with the Funds' respective portfolio strategies, or for other reasons, have redeemed their shares. Although these shareholders may return to either one or both of the Funds when they perceive the market environment to be changing, both the Board of Directors and the Current Adviser have from time to time discussed the Funds' long-term ability to retain and build their respective asset bases as stand-alone entities in today's consolidating and highly competitive mutual fund industry. Accordingly, the Board of Directors and the Current Adviser have been receptive to the possibility of aligning the Company with a larger fund organization with substantial investment management and marketing capabilities, higher visibility and a commitment to positioning the Funds as non-market correlated specialty funds among a wide selection of mutual fund alternatives.

     The Current Adviser has from time to time over the years explored possible arrangements with various fund organizations, including discussions with Gabelli which began on an informal basis several months ago. These discussions culminated in the Current Adviser and the Proposed Adviser entering into the Purchase Agreement providing for the transactions described below.

     On December 14, 1999, the Current Adviser and the Proposed Adviser entered into the Purchase Agreement, which contemplates that, subject to approval of the New Advisory Agreements by the Company's Board of Directors and shareholders, the Current Adviser will sell substantially all of its assets to the Proposed Adviser, who will employ Charles Minter and Martin Weiner to continue to serve as co-portfolio managers of the Funds. The proposed transactions would be subject to, among other things, (i) the Proposed Adviser entering into the New Advisory Agreements with the Funds, with Mr. Minter and Mr. Weiner continuing to serve as co-portfolio managers of each Fund's portfolio in the employ of the Proposed Adviser, and (ii) the Current Adviser selling to the Proposed Adviser certain assets of the Current Adviser. Each of the proposed New Advisory Agreements would provide for a single fee covering investment advisory and administrative services, which would be 0.85% of average daily net assets for the Strategy Fund and 1.00% of average daily net assets for the Capital Value Fund. These fee rates are lower (in the case of the Strategy Fund) and higher (in the case of the Capital Value Fund) than the percentage of assets currently paid by the Funds for the same services. However, the Proposed Adviser expects to achieve cost savings for the Funds in other areas so that the overall expense ratios for the Strategy Fund will remain lower on current assets than at present and will not be substantially higher in the case of the Capital Value Fund. In addition, the Proposed Adviser would waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Funds at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by each Fund at the time each New Advisory Agreement goes into effect. A Gabelli broker-dealer affiliate, Gabelli & Company, Inc., will also become distributor for each of the Funds, and the Proposed Adviser will assume responsibility for the administrative functions for the Funds, including oversight of the transfer agent, custodian and other third-party relationships.

     The Company is proposed to be renamed Gabelli Comstock Funds, Inc., the Strategy Fund is proposed to be renamed the Gabelli Comstock Strategy Fund and the Capital Value Fund is proposed to be renamed the Gabelli Comstock Capital Value Fund.

     The Purchase Agreement contemplates that, subject to approval of the New Advisory Agreements by the Company's Board of Directors and shareholders, Mr. Minter and Mr. Weiner will become co-portfolio managers for the Funds in the employ of the Proposed Adviser. Mr. Minter has entered into a written employment agreement with the Proposed Adviser for a term of nine years commencing at the time the New Advisory Agreements become effective and will receive base compensation for two years and, subject to certain conditions, incentive-based compensation over a period of nine years. Mr. Weiner will receive a base salary and, potentially, bonus compensation.

     The Purchase Agreement provides that it may be terminated in the event that the shareholders of the Company do not approve the various matters outlined for their approval in this proxy statement.

BOARD OF DIRECTORS CONSIDERATION

     The Board of Directors of the Company, including a majority of the directors who are not "interested persons" of the Company, the Current Adviser or the Proposed Adviser, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and unanimously approved the New Advisory Agreements at a meeting held on December 14, 1999. The Board of Directors had the assistance of legal counsel, who advised the directors as to their legal obligations.

     In considering whether to recommend that the New Advisory Agreements be approved by shareholders of the Company, the Board of Directors met with representatives of Gabelli, received materials relating to the proposed New Advisory Agreements and the transaction with the Proposed Adviser, and thereafter had the opportunity to ask questions and request further information in connection with such consideration.

     The materials received by the Board of Directors included: a synopsis of the proposed transaction; actual and pro forma cost and expense ratio analyses; a copy of the Purchase Agreement; materials about Gabelli, the Proposed Adviser, its key personnel and the Gabelli family of funds; financial information on Gabelli and the

Proposed Adviser; the proposed New Advisory Agreements and information about trends in the mutual fund industry. The Board of Directors and the directors who are not "interested persons" also receive on a periodic basis extensive additional information relating to the Company, including (i) information on the Funds' portfolio holdings and their respective securities transactions, (ii) performance information on the Funds' portfolios and their portfolio segments and the Current Adviser's outlook, at least quarterly, at their regular Board of Directors meetings, and (iii) interim communications on a variety of topical matters.

     The Board of Directors, together with the Company's legal counsel, interviewed representatives of Gabelli to discuss the management philosophy of Gabelli, the manner in which the proposed transaction can be expected to affect the Funds, and certain other matters.

     In considering the New Advisory Agreements, the Board of Directors and the directors who are not "interested persons" considered a variety of factors that they deemed relevant. The following summary does not detail all the matters considered. Factors considered in connection with the approval of the New Advisory Agreements included, in addition to those addressed in "Background of the Transaction" above, the following:

          (i) The Board of Directors' belief that Gabelli is a widely recognized and respected provider of investment advisory services to mutual fund and other investors;

          (ii) The Board of Directors' belief that Gabelli's financial strength and stability may enhance the Funds' long-term prospects in the consolidating, highly competitive mutual fund industry, where marketing and distribution capabilities are increasingly critical factors;

          (iii) The Proposed Adviser's proposal to retain the Funds' identities and investment approach as non-market correlated specialty funds and to have Mr. Minter and Mr. Weiner continue to co-manage the Funds' portfolios in the employ of the Proposed Adviser;

          (iv) The Board of Directors' belief that the Funds' investment performance may benefit from access to Gabelli's proprietary "Private Market Value" equity and arbitrage research, Gabelli's daily research calls, and the historically highly successful Gabelli value-oriented investment philosophy and investment strategies;

          (v) The fact that during the first two years of the New Advisory Agreements, the Proposed Adviser will waive a portion of its management fee to the extent necessary to maintain expense ratios for the Funds at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by each Fund at the time each New Advisory Agreement goes into effect; and

          (vi) The projection of operating cost reductions in certain expenses, including estimated reductions in transfer agent, insurance, legal and audit expenses, due to the Proposed Adviser's administrative economies of scale and negotiating power.

     The Board of Directors further considered whether the arrangements between the Proposed Adviser and the Current Adviser comply with the conditions of
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a sale of an interest in the investment adviser so long as two conditions are met. First, for a period of three years after closing, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser or of the predecessor investment adviser. The composition of the Board of Directors of the Company, as proposed to be reconstituted, would be in compliance with this provision of Section 15(f). (See Proposal 3 -- "Election of

Directors"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser or of the predecessor investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Proposed Adviser has informed the Board of Directors that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on either Fund as a result of the transactions contemplated by the Purchase Agreement. The Proposed Adviser has also agreed that it, and its affiliates, will not take any action that to its or their knowledge would have the effect of imposing an "unfair burden" on either Fund as a result of such transactions. Finally, the Board of Directors considered whether the Current Adviser or Mr. Minter would directly or indirectly receive any compensation from the Fund that would constitute an "unfair burden," and the Board of Directors determined that they would not.

DESCRIPTION OF NEW ADVISORY AGREEMENTS

     The following description of the New Advisory Agreements is qualified by the provisions of the New Advisory Agreements, a copy of the form of which is attached hereto as Exhibit A.

     The New Advisory Agreements provide that the Proposed Adviser will act as investment adviser to each Fund, supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection, the Proposed Adviser will be responsible for maintaining certain of each Fund's books and records and performing other administrative aspects of each Fund's operations to the extent not performed by such Fund's custodian, transfer agent and dividend disbursing agent. The Proposed Adviser will be permitted to subcontract at its own expense these administrative responsibilities to persons it believes are qualified to perform such services and expects to subcontract certain of these administrative responsibilities to PFPC Inc. (the "Sub-Administrator") pursuant to a Sub-Administration Agreement (the "Sub-Administration Agreement").

     As compensation for the Proposed Adviser's services and related expenses, the Strategy Fund will pay the Proposed Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 0.85% of such Fund's daily average net assets and the Capital Value Fund will pay the Proposed Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% of such Fund's daily average net assets. However, the Proposed Adviser will agree in each New Advisory Agreement to waive a portion of each such fee for the first two years to the extent necessary to maintain expense ratios for the applicable Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by that Fund at the time its New Advisory Agreement goes into effect. This waiver will not apply to (i) assets greater than the amount of assets held by a Fund at the time its New Advisory Agreement goes into effect ("Incremental Assets") or (ii) increases in that Fund's expense ratio attributable to a reduction in assets after the time the New Advisory Agreement goes in effect ("Expense Ratio increases"). For example, if assets at the time the New Advisory Agreement go into effect total $50 million, a Fund's 1999 expense ratio would apply to such assets. If assets were to increase to an amount greater than $50 million after the New Advisory Agreement goes into effect, the waiver would not apply to the amount in excess of $50 million. Moreover, if assets were to decrease to an amount less than $50 million after the New Advisory Agreement goes into effect, thereby increasing the Fund's expense ratio (due to fixed costs spread over a smaller asset base), the waiver would not apply to such increase in the Fund's expense ratio. As a consequence, the Fund's expense ratio could increase in certain circumstances despite the waiver. Based on expense levels for 1999 and current assets as of December 31, 1999, it is expected that the Proposed Adviser would not waive any fees for the Strategy Fund and would waive 0.17% for the Capital Value Fund.

     The Proposed Adviser (not the Company or either Fund) will pay the Sub-Administrator an administration fee based on the aggregate net assets of each Fund and all other administered funds subject to the Sub-Administration Agreement of 0.0275% per annum of net assets up to $10 billion, 0.0125% per annum of the next $5 billion of net assets, and 0.01% per annum of net assets above $15 billion.

     The Proposed Adviser will bear all costs and expenses incurred in connection with its duties under the New Advisory Agreements, including the fees or salaries of directors or officers of the Company who are affiliated persons of the Proposed Adviser. The Current Adviser and the Proposed Adviser will share all costs and expenses relating to the transactions described in this proxy statement, with the Current Adviser's share limited to $50,000. Subject to the foregoing, each Fund will be responsible for the payment of all of its other expenses including (i) payment of the fees payable to the Proposed Adviser under the New Advisory Agreements; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Company's officers and employees, and directors' and officers' errors and omissions insurance coverage;
(vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Company is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund as a separate portfolio of an open-end investment company and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining the registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Company's directors, officers or employees who are not affiliated persons of the Proposed Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund pursuant to any 12b-1 plan or otherwise legally payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The New Advisory Agreements provide that in the course of the Proposed Adviser's execution of portfolio transactions for the Funds, the Proposed Adviser may, subject to conditions as may be specified by the Company's Board of Directors, (i) place orders for the purchase or sale of the Funds' portfolio securities with the Proposed Adviser's affiliate, Gabelli & Company, Inc.; (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Proposed Adviser to be useful or desirable in the performance of its duties thereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (iii) consider sales by brokers (other than its affiliate distributor) of shares of the Company and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.

     The New Advisory Agreements provide that absent wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such agreements, the Proposed Adviser and its employees, officers, directors, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Company with respect to either Fund. However, the New Advisory Agreements provide that the Company is not waiving any rights that it may not waive under applicable law. The New Advisory Agreements also provide that the Company, on behalf of each Fund, will indemnify the Proposed Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the New Advisory Agreements unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the applicable Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her conduct was unlawful). The New Advisory Agreements provide specific procedures and standards for making advance payments relating to indemnification and permit the Board of Directors to disallow indemnification in certain situations.

     The New Advisory Agreements expressly permit the Proposed Adviser to act as investment adviser to others and provides that the word "Gabelli" in the Company's and each Fund's name is derived from the name of Mario J. Gabelli and that such name may freely be used by the Proposed Adviser for other investment companies, entities or products. The New Advisory Agreements also provide that in the event that the Proposed Adviser ceases to be the Company's investment adviser with respect to the Funds, the Company and each Fund will, unless the Proposed Adviser otherwise consents in writing, promptly take all steps necessary to change its name to a new name which does not include "Gabelli."

     The New Advisory Agreements are terminable without penalty by the Company on 60 days' written notice when authorized by the directors or by the holders of the same proportion of shares required to authorize the New Advisory Agreements, or by the Proposed Adviser on 60 days' written notice. The New Advisory Agreements will automatically terminate in the event of their assignment, as defined in the 1940 Act and the rules thereunder. The New Advisory Agreements provide that unless terminated they will remain in effect for a period of two years, and from year to year thereafter, so long as continuation of the New Advisory Agreements is approved annually by the directors of the Company or the shareholders of the Company and, in either case, by a majority of the directors who are not parties to the New Advisory Agreements or "interested persons" as defined in the 1940 Act of any such person. The New Advisory Agreements also provide that, without the consent of shareholders, nonmaterial terms of the New Advisory Agreements may be modified with the approval of a majority of the directors who are not interested persons of the Company or the Proposed Adviser.

OTHER FUNDS MANAGED BY THE PROPOSED ADVISER

     The Proposed Adviser and its affiliates provide investment advice and management to an aggregate of 25 other registered investment companies and portfolios (excluding money market funds). Under the terms of their investment advisory agreements, the foregoing funds pay monthly compensation at the following annual rates, based on the average daily net assets of the respective investment companies.

     Non-Money Market Mutual Funds Managed by Gabelli Funds, LLC and its affiliates

                                                             NET ASSETS ($ MILS)
                      NAME OF FUND                         AS OF DECEMBER 31, 1999   ADVISORY FEE RATE
                      ------------                         -----------------------   -----------------
Gabelli Asset Fund.......................................           1,994                  1.00%
Gabelli Growth Fund......................................           3,155                  1.00%
Gabelli Value Fund.......................................           1,204                  1.00%
Gabelli Small Cap Growth Fund............................             338                  1.00%
Gabelli Equity Income Fund...............................              89                  1.00%
Gabelli ABC Fund.........................................              43                  1.00%
Gabelli Global Telecommunications Fund...................             459                  1.00%
Gabelli Global Growth Fund...............................             446                  1.00%
Gabelli Global Convertible Securities Fund...............              18                  1.00%
Gabelli Global Opportunity Fund..........................              27                  1.00%
Gabelli Gold Fund........................................              14                  1.00%
Gabelli International Growth Fund........................              49                  1.00%
Gabelli Capital Asset Fund (a)...........................             176                  1.00%
Gabelli Equity Trust (b).................................           1,500                  1.00%
Gabelli Global Multimedia Trust (b)......................             246                  1.00%
Gabelli Convertible Securities Fund (b)..................             120                  1.00%
Gabelli Utility Trust (b)................................              83                  1.00%
Gabelli Westwood Equity Fund (c).........................             172                  1.00%
Gabelli Westwood Mighty Mites Fund (c)...................              13                  1.00%
Gabelli Westwood Realty Fund (c).........................               2                  1.00%
Gabelli Westwood SmallCap Equity Fund (c)................              28                  1.00%
Gabelli Westwood Intermediate Bond Fund..................               6                  0.60%
Gabelli Westwood Balanced Fund (c).......................             169                  0.75%
Gabelli Utilities Fund...................................               4                  1.00%
Gabelli Blue Chip Value Fund.............................               7                  1.00%
Gabelli Mathers Fund (d).................................             105                  1.00%

---------------
(a) Sub-advisory relationship with Guardian Insurance Annuity Company. Gabelli Funds, LLC receives 0.75% as subadviser.

(b) Closed-end fund

(c) Fund is managed by Gabelli Advisers, Inc., an affiliate of Gabelli Funds, LLC. Except with respect to the Gabelli Westwood Mighty Mites Fund, Gabelli Advisers, Inc. pays from its advisory fee to Westwood Management Corp. a sub-advisory fee equal to $150,000 per year on an aggregate basis for these funds or a fee of 35% of net revenues to Gabelli Advisers, Inc. from these funds, whichever is greater.

(d) Fund will pay Gabelli Funds, LLC a fee computed daily and paid monthly at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets plus 1.00% of average daily net assets over $100,000,000 until September 30, 2001.

     The Proposed Adviser and its affiliates are permitted to, and on occasion will, waive a portion of the advisory fee under some circumstances in order to maintain expenses at certain levels. Currently, the Proposed Adviser is waiving a portion of its fees with respect to:

        Gabelli Utilities Fund
        Gabelli Blue Chip Value Fund
        Gabelli Westwood SmallCap Equity Fund
        Gabelli Global Opportunity Fund
        Gabelli Westwood Intermediate Bond Fund
        Gabelli Westwood Realty Fund
        Gabelli Westwood Mighty Mites Fund

     Other than the payments received by the Current Adviser pursuant to the current advisory agreements between the Funds and the Current Adviser, neither Fund made any payments to the Current Adviser, affiliates of the Current Adviser, or affiliates of such affiliates during the fiscal year ended April 30, 1999 (other than under distribution plans or for brokerage commissions). Assuming that the Proposed Adviser becomes the investment adviser to the Funds, it is anticipated that no fees will be payable by either Fund to Gabelli, affiliates of Gabelli, or affiliates of such affiliates (other than under the New Advisory Agreements, the Fund's distribution plans or for brokerage commissions).

                                   PROPOSAL 1

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                 FOR THE STRATEGY FUND WITH GABELLI FUNDS, LLC

DESCRIPTION OF CURRENT ADVISORY AGREEMENT

     The Current Adviser acts as investment adviser for the Strategy Fund under an investment advisory agreement dated as of August 30, 1996 (the "Current Advisory Agreement"). The Current Advisory Agreement with the Strategy Fund was last approved by shareholders of the Strategy Fund at a meeting held on December 20, 1996. The continuation of the Current Advisory Agreement was most recently approved by the Company's Board of Directors, including approval by a majority of directors who are not interested persons of the Company or the Current Adviser, on June 17, 1999.

     Under the Current Advisory Agreement, the Current Adviser furnishes continuous investment advisory services and management to the Strategy Fund for which the Current Adviser receives a monthly fee at an annual rate of 0.60% of the Strategy Fund's average daily net assets. The fees paid by the Strategy Fund to the Current Adviser for the fiscal year ended April 30, 1999 were $460,751 for the Strategy Fund. In addition, for the fiscal year ended April 30, 1999, the Current Adviser paid $115,188 to The Dreyfus Corporation ("Dreyfus") for serving as subadviser to the Strategy Fund. These arrangements with Dreyfus were terminated as of August 31, 1999.

     Under the Current Advisory Agreement, the Current Adviser, at its own expense and without reimbursement from the Strategy Fund, furnishes office space, office facilities, equipment, personnel (including executive officers but excluding the services of directors who are not affiliated persons of the Current Adviser) and clerical and bookkeeping services for managing the assets of the Strategy Fund, and bears all sales and promotional expenses of the Strategy Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities and those costs assumed by the distributor. The Strategy Fund bears all other expenses of its operations (principally transfer agent, legal, auditing, custodian, taxes, shareholder communication expenses, registration and printing, proxy materials, shareholder reports, and prospectuses sent to existing shareholders and filed with regulatory authorities).

     The Current Advisory Agreement is not assignable and may be terminated by either the Company or the Current Adviser, without penalty, on 60 days' written notice. The Current Advisory Agreement provides that it will continue in effect from year to year so long as they are approved at least annually by (i) a majority of the directors of the Company who are not parties to the agreement or "interested persons" of the Company or of the Current Adviser cast in person at a meeting called for the purpose of voting on such approval, and (ii) either by the Board of Directors of the Company or by the Strategy Fund's shareholders by a vote of the lesser of (A) 67% of the shares present at a meeting, if more than 50% of the outstanding shares are present or represented, or (B) more than 50% of the outstanding shares.

     The Current Advisory Agreement provides that the services of the Current Adviser to the Strategy Fund are not to be deemed exclusive and that the Current Adviser may furnish similar services to others so long as the services to the Strategy Fund are not impaired thereby.

DESCRIPTION OF PROPOSED NEW ADVISORY AGREEMENT

     In addition to the general provisions discussed earlier, the proposed New Advisory Agreement for the Strategy Fund provides that, as compensation for its investment advisory and administrative services, the Strategy Fund will pay the Proposed Adviser an annual fee computed daily and payable monthly in an amount equal to 0.85% of its average daily net assets. However, the Proposed Adviser will agree in the New Advisory Agreement to waive a portion of such fee for the first two years to the extent necessary to maintain expense ratios for the Strategy Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Strategy Fund at the time each New Advisory Agreement goes into effect. This waiver will not apply with respect to Incremental Assets or Expense Ratio Increases. As a consequence, the Strategy Fund's expense ratio could increase in certain circumstances despite the waiver.

MATERIAL DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED NEW ADVISORY AGREEMENT

     The terms and conditions of the proposed New Advisory Agreement differ in certain material respects from those of the Current Advisory Agreement. The more significant substantive differences between the New Advisory Agreement and the Current Advisory Agreement are summarized below.

     The investment advisory fee rate of 0.85% of the Strategy Fund's average daily net assets on an annualized basis provided for in the New Advisory Agreements is higher than the actual rate (0.60% of the Strategy Fund's average daily net assets on an annualized basis) to which the Strategy Fund is currently subject. However, the Strategy Fund pays monthly administrative fees at an annual rate equal to the greater of $125,000 per annum or 0.25% of the Strategy Fund's average daily net assets up to $100 million, 0.225% of the Strategy Fund's average daily net assets between $100 million and $200 million, 0.20% of the Strategy Fund's average daily net assets between $200 million and $600 million and 0.175% of the Strategy Fund's average daily net assets in excess of $600 million. Under the proposed New Advisory Agreement, the Proposed Adviser will be responsible for providing administrative services to the Strategy Fund. Since the Proposed Adviser will absorb administrative costs under the New Advisory Agreement without a separate charge, the comparable cost to the Strategy Fund currently would be 0.85% of average daily net assets on an annualized basis. In addition, during the first two years of the New Advisory Agreement, the Proposed Adviser will agree in the New Advisory Agreements to waive a portion of its advisory fee for the first two years to the extent necessary to maintain expense ratios for the Strategy Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by such Fund at the time the New Advisory Agreement goes into effect. The Strategy Fund's net assets as of December 31, 1999 were approximately $35 million and to the extent that during all or any portion of this two-year period the Strategy Fund's net assets equal this level at the time the New Advisory Agreement takes effect, the advisory fee rate under the New Advisory Agreement will be essentially the same as the combined investment advisory and administrative rate the Strategy Fund would currently pay on these assets. In addition, other expense savings would result in the total expense ratio of the Strategy Fund being approximately 0.38% less than its total expense ratio as of December 31, 1999 and no waiver by the Proposed Adviser would be required.

     The New Advisory Agreement obligates the Proposed Adviser to provide specified administrative services and permits the Proposed Adviser to delegate any or all of its responsibilities to one or more sub-advisors or administrators, subject to the approval of the Company's Board of Directors, whereas the Current Advisory Agreement contains no such provision.

     The New Advisory Agreement provides that the Company, on behalf of the Strategy Fund, will generally exculpate and indemnify the Proposed Adviser and its personnel and controlling persons with respect to liabilities and expenses not resulting from wilful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties, whereas the Current Advisory Agreement provides only for exculpation but not for indemnification of the Current Adviser under such circumstances.

     The New Advisory Agreement permits the Proposed Adviser, under such conditions as may be specified by the Company's Board of Directors, to place orders for the purchase or sale of the Strategy Funds' portfolio securities with an affiliate of Gabelli and to consider sales by brokers (other than affiliates of Gabelli) of shares of the Strategy Fund or any affiliated mutual fund as a factor in selecting brokers or dealers, whereas the Current Advisory Agreement contains no such provisions.

FEES AND EXPENSES

     The following information shows the fees and expenses that a shareholder of the Strategy Fund may pay to buy and hold shares of the Strategy Fund and the amount of such fees and expenses on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Strategy Fund for such year:

SHAREHOLDER FEES (fees paid directly from the shareholder's investment)

                                                              CLASS A   CLASS C   CLASS O
                                                              -------   -------   -------
Maximum sales charge (as a percentage of offering price)....   4.5%       0%        0%
Maximum deferred sales charge (as a percentage of purchase
  price)....................................................     0%*      1%        0%

---------------
* 1% applicable only to purchases in excess of $1 million without a sales charge.

     The pro forma amounts are the same as the amounts shown above.

ANNUAL FUND OPERATING EXPENSES (expenses that are deductible from Strategy Fund assets)

     The costs of operating the Strategy Fund are deducted from the Strategy Fund's assets, which means that Strategy Fund shareholders pay them indirectly. The expense information shown below is based on year-end net assets of the Strategy Fund for 1999 of approximately $35 million, adjusted for current advisory and administrative arrangements and the amounts on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Strategy Fund for such year.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                    CLASS O

                                                                                                        % INCREASE
                                                                   PRO FORMA         % INCREASE         (DECREASE)
                                                PRO FORMA       (THIRD YEAR AND      (DECREASE)       (THIRD YEAR AND
                               ACTUAL       (FIRST TWO YEARS)     THEREAFTER)     (FIRST TWO YEARS)     THEREAFTER)
                               -------      -----------------   ---------------   -----------------   ---------------
Management Fees..............     0.60%           0.85%              0.85%              41.60%             41.60%
Service and Distribution
  (12b-1) Fees...............     0.00%           0.00%              0.00%
Other Expenses**.............     1.77%(a)        1.14%              1.17%             (33.60)%           (33.60)%
                               -------            ----               ----              ------             ------
Total Fund Operating Expenses
  (before fee waiver)*.......     2.37%           1.99%              2.02%             (14.10)%           (14.10)%
Fee Waiver*..................        0               0                  0                   0                  0
                               -------            ----               ----              ------             ------
Total Fund Operating Expenses
  (after fee waiver)*........     2.37%           1.99%              2.02%             (16.00)%           (14.70)%

---------------
(a) Excludes 0.06% for non-recurring litigation expense considered to be an extraordinary expense.

 * Pursuant to the New Advisory Agreement, the Proposed Adviser will agree to waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Strategy Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Strategy Fund at the time the Proposed Advisory Agreement goes into effect. This waiver will not apply to Incremental Assets or Expense Ratio Increases.

** Other Expenses are based on year end net assets of the Strategy Fund for 1999 of approximately $35 million. Pro forma amounts are restated to reflect estimated reductions (based on the Proposed Adviser's administrative economies of scale and negotiating power) in transfer agent, audit, legal and insurance expenses upon the Proposed Adviser becoming the investment adviser and administrator to the Strategy Fund.

                                    CLASS A

                                                                                                          % INCREASE
                                                                     PRO FORMA         % INCREASE         (DECREASE)
                                                  PRO FORMA       (THIRD YEAR AND      (DECREASE)       (THIRD YEAR AND
                                  ACTUAL      (FIRST TWO YEARS)     THEREAFTER)     (FIRST TWO YEARS)     THEREAFTER)
                                  ------      -----------------   ---------------   -----------------   ---------------
Management Fees.................   0.60%            0.85%              0.85%              41.60%             41.60%
Service and Distribution (12b-1)
  Fees..........................   0.25%            0.25%              0.25%               0.00%              0.00%
Other Expenses**................   1.77%(a)         1.14%              1.17%             (35.50)%           (33.80)%
                                   ----             ----               ----              ------             ------
Total Fund Operating Expenses
  (before fee waiver)*..........   2.62%            2.24%              2.27%             (14.50)%           (13.30)%
Fee Waiver*.....................      0                0                  0                   0                  0
                                   ----             ----               ----              ------             ------
Total Fund Operating Expenses
  (after fee waiver)*...........   2.62%            2.24%              2.27%             (14.50)%           (13.30)%

---------------
(a) Excludes 0.06% for non-recurring litigation expense considered to be an extraordinary expense.

 * Pursuant to the New Advisory Agreement, the Proposed Adviser will agree to waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Strategy Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Strategy Fund at the time the Proposed Advisory Agreement goes into effect. This waiver will not apply to Incremental Assets or Expense Ratio Increases.

** Other Expenses are based on year-end net assets of the Strategy Fund for 1999 of approximately $35 million. Pro forma amounts are restated to reflect estimated reductions (based on the Proposed Adviser's administrative economies of scale and negotiating power) in transfer agent, audit, legal and insurance expenses upon the Proposed Adviser becoming the investment adviser and administrator to the Strategy Fund.

                                    CLASS C

                                                                                                          % INCREASE
                                                                     PRO FORMA         % INCREASE         (DECREASE)
                                                  PRO FORMA       (THIRD YEAR AND      (DECREASE)       (THIRD YEAR AND
                                  ACTUAL      (FIRST TWO YEARS)     THEREAFTER)     (FIRST TWO YEARS)     THEREAFTER)
                                  ------      -----------------   ---------------   -----------------   ---------------
Management Fees.................   0.60%            0.85%              0.85%              41.60%             41.60%
Service and Distribution (12b-1)
  Fees..........................   1.00%            1.00%              1.00%               0.00%              0.00%
Other Expenses**................   1.77%(a)         1.14%              1.17%             (35.50)%           (33.80)%
                                   ----             ----               ----              ------             ------
Total Fund Operating Expenses
  (before fee waiver)*..........   3.37%            2.99%              3.02%             (11.20)%           (10.30)%
Fee Waiver*.....................      0                0                  0                   0                  0
                                   ----             ----               ----              ------             ------
Total Fund Operating Expenses
  (after fee waiver)*...........   3.37%            2.99%              3.02%             (11.20)%           (10.30)%

---------------
(a) Excludes 0.06% for non-recurring litigation expense considered to be an extraordinary expense.

 * Pursuant to the New Advisory Agreement, the Proposed Adviser will agree to waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Strategy Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Strategy Fund at the time the Proposed Advisory Agreement goes into effect. This waiver will not apply to Incremental Assets or Expense Ratio Increases.

** Other Expenses are based on year-end net assets of the Strategy Fund for 1999 of approximately $35 million. Pro forma amounts are restated to reflect estimated reductions (based on the Proposed Adviser's administrative economies of scale or negotiating power) in transfer agent, audit, legal and insurance expenses upon the Proposed Adviser becoming the investment adviser and administrator to the Strategy Fund.

EXAMPLE:

     This example is intended to assist shareholders in comparing the cost of investing in the Strategy Fund, over various time periods, with the cost of investing in other mutual funds on an actual basis and on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Strategy Fund for such year. The example assumes that a shareholder invests an initial $10,000 in the Strategy Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Strategy Fund's operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be as follows:

                                    CLASS A

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Actual (with and without redemption)(a).............   $703    $1,228    $1,778     $3,271
Pro Forma (first two years).........................   $667    $1,119    $1,596     $2,909
Pro Forma (third year and thereafter)...............   $670    $1,127    $1,610     $2,938

---------------
     (a) Excludes 0.06% for non-recurring litigation expense considered to be an extraordinary expense.

                                    CLASS C

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Actual
  (without redemption)(a)...........................   $340    $1,036    $1,755     $3,658
  (with redemption)(a)..............................   $440    $1,036    $1,755     $3,658
Pro Forma (first two years)
  (without redemption)..............................   $302    $  924    $1,572     $3,308
  (with redemption).................................   $402    $  924    $1,572     $3,308
Pro Forma (third year and thereafter)
  (without redemption)..............................   $305    $  933    $1,587     $3,337
  (with redemption).................................   $405    $  933    $1,587     $3,337

---------------
(a) Excludes 0.06% for non-recurring litigation expenses considered to be an extraordinary expense.

                                    CLASS O

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ------   -------   -------   --------
Actual (with and without redemption)(a)..............   $240     $739     $1,265     $2,706
Pro Forma (first two years)..........................   $202     $624     $1,073     $2,317
Pro Forma (third year and thereafter)................   $205     $634     $1,088     $2,348

---------------
(a) Excludes 0.06% for non-recurring litigation expenses considered to be an extraordinary expense.

It is estimated that if the average net assets of Class A, Class C or Class O were to increase by 50% or to decrease by 50%, each such class' annual expense ratio (excluding service and distribution fees) would be as follows:

                                                            PRO FORMA              PRO FORMA
                                               CURRENT   FIRST TWO YEARS   THIRD YEAR AND THEREAFTER
                                               -------   ---------------   -------------------------
@ $35.0 million..............................   2.37%         1.99%                   1.99%
@ $52.5 million (50% increase)...............   1.78%         1.61%                   1.61%
@ $17.5 million (50% decrease)...............   4.14%         3.14%                   3.14%

REQUIRED VOTE

     Approval of Proposal 1 for the Strategy Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Strategy Fund as defined in the 1940 Act. Under the 1940 Act, this means the affirmative vote of the lesser of (i) 67% or more of the Strategy Fund's shares present at the meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of the Strategy Fund are present at the meeting or represented by proxy, or (ii) more than 50% of the Strategy Fund's outstanding shares. If Proposals 1 and 2 are not approved for the Strategy Fund and the Capital Value Fund, respectively, the Strategy Fund will continue to operate under its Current Advisory Agreement with the Current Adviser and Proposal 3 will not be implemented.

RECOMMENDATION

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT RELATING TO THE STRATEGY FUND.

                                   PROPOSAL 2

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
               FOR THE CAPITAL VALUE FUND WITH GABELLI FUNDS, LLC

DESCRIPTION OF CURRENT ADVISORY AGREEMENT

     The Current Adviser acts as an investment advisor for the Capital Value Fund under an investment advisory agreement dated as of August 30, 1996 (the "Current Advisory Agreement"). The Current Advisory Agreement with the Capital Value Fund was last approved by shareholders of the Capital Value Fund at a meeting held on December 20, 1996. The continuation of the Current Advisory Agreement was most recently approved by the Company's Board of Directors, including approval by a majority of directors who are not interested persons of the Company or the Current Adviser, on June 17, 1999.

     Under the Current Advisory Agreement, the Current Adviser furnishes continuous investment advisory services and management to Capital Value Fund. With respect to the Capital Value Fund, the Current Adviser receives a monthly fee at the following annual rate: 0.40% of the first $300 million of the Fund's average daily net assets; 0.45% of the Capital Value Fund's average daily net assets between $300 million and $750 million; 0.50% of the Fund's average daily net assets between $750 million and $1 billion; and 0.55% of the Capital Value Fund's average daily net assets in excess of $1 billion. The Fees paid by the Capital Value Fund to the Current Adviser for the fiscal year ended April 30, 1999 were $392,277. In addition, for such fiscal year the Company, on behalf of the Capital Value Fund, paid Dreyfus $343,244 for serving as subadviser and administrator to the Capital Value Fund. These arrangements with Dreyfus were terminated as of August 31, 1999.

     Under the Current Advisory Agreement, the Current Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities, equipment, personnel (including executive persons of the Current Adviser) and clerical and bookkeeping services for managing the assets of the Fund, and bears all sales and promotional expenses of the Capital Value Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities and those costs assumed by the distributor. The Fund bears all other expenses of its operations (principally transfer agent, legal, auditing, custodian, taxes, shareholder communication expenses, registration and printing, proxy materials, shareholder reports, and prospectuses sent to existing shareholders and filed with regulatory authorities).

     The Current Advisory Agreement is not assignable and may be terminated by either the Company or the Current Adviser, without penalty, on 60 days' written notice. The Current Advisory Agreement provides that it will continue in effect from year to year so long as they are approved at least annually by (i) a majority of the directors of the Company who are not parties to the agreement or "interested persons" of the Company or of the Current Adviser cast in person at a meeting called for the purpose of voting on such approval, and (ii) either by the Board of Directors of the Company or by the Capital Value Fund's shareholders by a vote of the lesser of (A) 67% of the shares present at a meeting, if more than 50% of the outstanding shares are present or represented, or (B) more than 50% of the outstanding shares.

     The Current Advisory Agreement provides that the services of the Current Adviser to the Capital Value Fund are not to be deemed exclusive and that the Current Adviser may furnish similar services to others so long as the services to the Capital Value Fund are not impaired thereby.

DESCRIPTION OF PROPOSED NEW ADVISORY AGREEMENT

     In addition to the general provisions discussed earlier, the proposed New Investment Advisory Agreement for the Capital Value Fund provides that, as compensation for its investment advisory and administrative services, the Capital Value Fund will pay the Proposed Adviser a fee computed daily and payable monthly in an amount equal to 1.0% of the daily average net assets. However, the Proposed Adviser will agree in the New Advisory Agreement to waive a portion of each such fee for the first two years to the extent necessary to maintain expense ratios for the Capital Value Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Capital Value Fund at the time each New Advisory Agreement goes into effect. This waiver will not apply with respect to Incremental Assets or Expense Ratio Increases. As a consequence, the Capital Value Fund's expense ratio could increase in certain circumstances despite the waiver.

MATERIAL DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED NEW ADVISORY AGREEMENT

     The terms and conditions of the proposed New Advisory Agreement differ in certain material respects from those of the Current Advisory Agreement. The more significant substantive differences between the New Advisory Agreement and the Current Advisory Agreement are summarized below.

     The investment advisory fee rate of 1.00% of the Capital Value Fund's average daily net assets on an annualized basis provided for in the New Advisory Agreement is higher than the actual rate (0.40% of average daily net assets on an annualized basis) and the highest possible rate (0.55% of average daily net assets on an annualized basis) to which the Capital Value Fund may be subject. However, the Capital Value Fund pays monthly administrative fees at an annual rate equal to the greater of $125,000 per annum or 0.25% of the Fund's average daily net assets up to $100 million, 0.225% of the Capital Value Fund's average daily net assets between $100 million and $200 million, 0.20% of the Fund's average daily net assets between $200 million and $600 million and 0.175% of the Fund's average daily net assets in excess of $600 million. Under the proposed New Advisory Agreement, the Proposed Adviser will be responsible for providing administrative services to the Capital Value Fund. Since the Proposed Adviser will absorb administrative costs under the New Advisory Agreement without a separate charge, the comparable cost to the Capital Value Fund would be 0.65% of average daily net assets on an annualized basis. In addition, during the first two years of the New Advisory Agreement, the Proposed Adviser will agree in the New Advisory Agreements to waive a portion of its advisory fee for the first two years to the extent necessary to maintain expense ratios for the Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by such Fund at the time the New Advisory Agreement goes into effect. The Capital Value Fund's net assets as of December 31, 1999 were approximately $65 million, and to the extent that during all or any portion of this two-year period the Fund's net assets equal this level at the time the New Advisory Agreement takes effect, the advisory fee rate under the New Advisory Agreement will be essentially 0.35% per annum higher than the combined investment advisory and administrative fee rate the Capital Value Fund would currently pay on net assets up to $100 million and 0.375% per annum higher on net assets from $100 million to 200 million. In addition, other expense savings would result in the total expense ratio of the Capital Value Fund being approximately 0.17% more than its total expense ratio as of December 31, 1999. Accordingly, the Proposed Adviser would be required to waive 0.17% of its fees during such two-year period.

     In contrast to the Current Advisory Agreement, the New Advisory Agreement contains no reverse "break-points" providing for a higher advisory fee rate on assets above certain levels as does the Current

Advisory Agreement with the Capital Value Fund on assets above $300 million, $750 million and $1 billion. See "Description of Current Advisory Agreements."

     The New Advisory Agreement obligates the Proposed Adviser to provide specified administrative services and permits the Proposed Adviser to delegate any or all of its responsibilities to one or more sub-advisors or administrators, subject to the approval of the Company's Board of Directors, whereas the Current Advisory Agreement contains no such provision.

     The New Advisory Agreement provides that the Company, on behalf of the Capital Value Fund, will generally exculpate and indemnify the Proposed Adviser and its personnel and controlling persons with respect to liabilities and expenses not resulting from wilful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties, whereas the Current Advisory Agreement provides only for exculpation but not for indemnification of the Current Adviser under such circumstances.

     The New Advisory Agreement permits the Proposed Adviser, under such conditions as may be specified by the Company's Board of Directors, to place orders for the purchase or sale of the Funds' portfolio securities with an affiliate of Gabelli and to consider sales by brokers (other than affiliates of Gabelli) of shares of the Fund or any affiliated mutual fund as a factor in selecting brokers or dealers, whereas the Current Advisory Agreement contains no such provisions.

FEES AND EXPENSES

     The following information shows the fees and expenses that a shareholder of the Capital Value Fund may pay to buy and hold shares of the Fund and the amount of such fees and expenses on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Capital Value Fund for such year:

SHAREHOLDER FEES (fees paid directly from the shareholder's investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS R
                                                              -------   -------   -------   -------
Maximum sales charge (as a percentage of offering price)....   4.5%       0%        0%        0%
Maximum deferred sales charge (as a percentage of purchase
  price)....................................................     0%*      4%        1%        0%

---------------
* 1% applicable only to purchases in excess of $1 million without a sales charge.

     The pro forma amounts are the same as the amounts shown above.

ANNUAL FUND OPERATING EXPENSES (expenses that are deductible from Fund assets)

     The costs of operating each Capital Value Fund are deducted from the Capital Value Fund's assets, which means that Capital Value Fund shareholders pay them indirectly. The expense information shown below is based on year-end net assets of the Capital Value Fund for 1999 of approximately $65 million, adjusted for current advisory and administrative arrangements and the amounts on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Capital Value Fund for such year:

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                    CLASS R

                                                                                                        % INCREASE
                                                                   PRO FORMA         % INCREASE         (DECREASE)
                                                PRO FORMA       (THIRD YEAR AND      (DECREASE)       (THIRD YEAR AND
                             ACTUAL         (FIRST TWO YEARS)     THEREAFTER)     (FIRST TWO YEARS)     THEREAFTER)
                             ------         -----------------   ---------------   -----------------   ---------------
Management Fees............   0.40%                1.00%             1.00%             150.00%            150.00%
Service and Distribution
  (12b-1) Fees.............   0.00%                0.00%             0.00%               0.00%              0.00%
Other Expenses**...........   1.00%(a)(b)          0.57%             0.59%             (43.00)%           (41.00)%
                              ----                -----              ----              ------             ------
Total Fund Operating
  Expenses (before fee
  waiver)*.................   1.40%                1.57%             1.59%              12.10%             13.50%
Fee Waiver*................   0.00%               (0.17)%            0.00%               0.00%              0.00%
                              ----                -----              ----              ------             ------
Total Fund Operating
  Expenses (after fee
  waiver)*.................   1.40%                1.40%             1.59%               0.00%             13.50%

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

(b) Excludes the cost of sub-advisory and administrative fees previously payable to Dreyfus which was terminated as the Capital Value Fund's sub-adviser and administrator on August 31, 1999.

 * Pursuant to the New Advisory Agreement, the Proposed Adviser will agree to waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Capital Value Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Capital Value Fund at the time the Proposed Advisory Agreement goes into effect. This waiver will not apply to Incremental Assets or Expense Ratio Increases.

** Other Expenses are based on year-end net assets of the Capital Value Fund for 1999 of approximately $65 million. Pro forma amounts are restated to reflect estimated reductions (based on the Proposed Adviser's administrative economies of scale and negotiating power) in transfer agent, audit, legal and insurance expenses upon the Proposed Adviser becoming the investment adviser and administrator to the Capital Value Fund.

                                    CLASS A

                                                                                                        % INCREASE
                                                                   PRO FORMA         % INCREASE         (DECREASE)
                                                PRO FORMA       (THIRD YEAR AND      (DECREASE)       (THIRD YEAR AND
                             ACTUAL         (FIRST TWO YEARS)     THEREAFTER)     (FIRST TWO YEARS)     THEREAFTER)
                             ------         -----------------   ---------------   -----------------   ---------------
Management Fees............   0.40%                1.00%             1.00%             150.00%            150.00%
Service and Distribution
  (12b-1) Fees.............   0.25%                0.25%             0.25%               0.00%              0.00%
Other Expenses**...........   1.00%(a)(b)          0.57%             0.59%             (43.00)%           (41.00)%
                              ----                -----              ----              ------             ------
          Total Fund
            Operating
            Expenses
            (before fee
            waiver)*.......   1.65%                1.82%             1.84%              10.30%             11.50%
Fee Waiver*................   0.00%               (0.17)%            0.00%               0.00%              0.00%
                              ----                -----              ----              ------             ------
          Total Fund
            Operating
            Expenses (after
            fee waiver)*...   1.65%                1.65%             1.84%               0.00%             11.50%

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

(b) Excludes the cost of sub-advisory and administrative fees previously payable to Dreyfus Corporation which was terminated as the Capital Value Fund's sub-adviser and administrator on August 31, 1999.

 * Pursuant to the New Advisory Agreement, the Proposed Adviser will agree to waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Capital Value Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Capital Value Fund at the time the Proposed Advisory Agreement goes into effect. This waiver will not apply to Incremental Assets or Expense Ratio Increases.

** Other Expenses are based on year-end net assets of the Capital Value Fund for 1999 of approximately $65 million. Pro forma amounts are restated to reflect estimated reductions (based on the Proposed Adviser's administrative economies of scale and negotiating power) in transfer agent, audit, legal and insurance expenses upon the Proposed Adviser becoming the investment adviser and administrator to the Capital Value Fund.

                                    CLASS B

                                                                                                        % INCREASE
                                                                   PRO FORMA         % INCREASE         (DECREASE)
                                                PRO FORMA       (THIRD YEAR AND      (DECREASE)       (THIRD YEAR AND
                             ACTUAL         (FIRST TWO YEARS)     THEREAFTER)     (FIRST TWO YEARS)     THEREAFTER)
                             ------         -----------------   ---------------   -----------------   ---------------
Management Fees............   0.40%                1.00%             1.00%             150.00%            150.00%
Service and Distribution
  (12b-1) Fees.............   1.00%                1.00%             1.00%               0.00%              0.00%
Other Expenses**...........   1.00%(a)(b)          0.57%             0.59%             (43.00)%           (41.00)%
                              ----                -----              ----              ------             ------
Total Fund Operating
  Expenses (before fee
  waiver)*.................   2.40%                2.57%             2.59%               7.00%              7.90%
Fee Waiver*................   0.00%               (0.17)%            0.00%               0.00%              0.00%
                              ----                -----              ----              ------             ------
Total Fund Operating
  Expenses (after fee
  waiver)*.................   2.40%                2.40%             2.59%               0.00%              7.90%

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

(b) Excludes the cost of sub-advisory and administrative fees previously payable to Dreyfus Corporation which was terminated as the Capital Value Fund's sub-adviser and administrator on August 31, 1999.

 * Pursuant to the New Advisory Agreement, the Proposed Adviser will agree to waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Capital Value Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Capital Value Fund at the time the Proposed Advisory Agreement goes into effect. This waiver will not apply to Incremental Assets or Expense Ratio Increases.

** Other Expenses are based on year-end net assets of the Capital Value Fund for 1999 of approximately $65 million. Pro forma amounts are restated to reflect estimated reductions (based on the Proposed Adviser's administrative economies of scale and negotiating power) in transfer agent, audit, legal and insurance expenses, upon the Proposed Adviser becoming the investment adviser and administrator to the Capital Value Fund.

                                    CLASS C

                                                                                                        % INCREASE
                                                                   PRO FORMA         % INCREASE         (DECREASE)
                                                PRO FORMA       (THIRD YEAR AND      (DECREASE)       (THIRD YEAR AND
                             ACTUAL         (FIRST TWO YEARS)     THEREAFTER)     (FIRST TWO YEARS)     THEREAFTER)
                             ------         -----------------   ---------------   -----------------   ---------------
Management Fees............   0.40%                1.00%             1.00%            150.00%            150.00%
Service and Distribution
  (12b-1) Fees.............   1.00%                1.00%             1.00%               0.00%              0.00%
Other Expenses**...........   1.00%(a)(b)          0.57%             0.59%             (43.00)%           (41.00)%
                              ----                -----              ----              ------             ------
Total Fund Operating
  Expenses (before fee
  waiver)*.................   2.40%                2.57%             2.59%               7.00%              7.90%
Fee Waiver*................   0.00%               (0.17)%            0.00%               0.00%              0.00%
                              ----                -----              ----              ------             ------
Total Fund Operating
  Expenses (after fee
  waiver)*.................   2.40%                2.40%             2.59%               0.00%              7.90%
                              ----                -----              ----              ------             ------

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

(b) Excludes the cost of sub-advisory and administrative fees previously payable to Dreyfus Corporation which was terminated as the Capital Value Fund's sub-adviser and administrator on August 31, 1999.

 * Pursuant to the New Advisory Agreement, the Proposed Adviser will agree to waive a portion of its management fee for the first two years to the extent necessary to maintain expense ratios for the Capital Value Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Capital Value Fund at the time the Proposed Advisory Agreement goes into effect. This waiver will not apply to Incremental Assets or Expense Ratio Increases.

** Other Expenses are based on year-end net assets of the Capital Value Fund for 1999 of approximately $65 million. Pro forma amounts are restated to reflect estimated reductions (based on the Proposed Adviser's administrative economies of scale and negotiating power) in transfer agent, audit, legal and insurance expenses upon the Proposed Adviser becoming the investment adviser and administrator to the Capital Value Fund.

EXAMPLE:

     This example is intended to assist shareholders in comparing the cost of investing in the Capital Value Fund, over various time periods, with the cost of investing in other mutual funds on an actual basis and on a pro forma basis (both for the first two years and for the third year and thereafter) as if the Proposed Adviser had been the investment adviser to the Capital Value Fund for such year. The example assumes that a shareholder invests an initial $10,000 in the Capital Value Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Capital Value Fund's operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be as follows:

                                    CLASS A

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Actual (with and without redemption) (a)....................   $610    $  947    $1,307     $2,317
Pro Forma (first two years).................................   $610    $  947    $1,307     $2,317
Pro Forma (third year and thereafter).......................   $628    $1,003    $1,401     $2,511

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

                                    CLASS B

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Actual
  (without redemption) (a)..................................   $243    $  748    $1,280     $2,736
  (with redemption) (a).....................................   $643    $1,048    $1,480     $2,736
Pro Forma (first two years)
  (without redemption)......................................   $243    $  748    $1,280     $2,736
  (with redemption).........................................   $643    $1,048    $1,480     $2,736
Pro Forma
  (third year and thereafter)...............................   $262    $  805    $1,375     $2,925
  (with redemption).........................................   $662    $1,105    $1,575     $2,925

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

                                    CLASS C

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Actual
  (without redemption) (a)..................................   $243     $748     $1,280     $2,736
  (with redemption) (a).....................................   $343     $748     $1,280     $2,736
Pro Forma
  (first two years).........................................   $243     $748     $1,280     $2,736
  (with redemption).........................................   $343     $748     $1,280     $2,736
Pro Forma
  (third year and thereafter)...............................   $262     $805     $1,375     $2,925
  (with redemption).........................................   $362     $805     $1,375     $2,925

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

                                    CLASS R

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Actual (with and without redemption) (a)....................   $143     $443      $766      $1,680
Pro Forma (first two years).................................   $143     $443      $766      $1,680
Pro Forma (third year and thereafter).......................   $162     $502      $866      $1,889

---------------
(a) Excludes 0.03% for non-recurring litigation expenses considered to be an extraordinary expense.

     It is estimated that if the average net assets of Class R, Class A, Class B or Class C were to increase by 50% or to decrease by 50%, each such class' annual expense ratio (excluding distribution expenses) as follows would be:

                                                                    PRO FORMA              PRO FORMA
                                                       CURRENT   FIRST TWO YEARS   THIRD YEAR AND THEREAFTER
                                                       -------   ---------------   -------------------------
@ $65 million........................................   1.40%         1.40%                  1.59%
@ $97.5 million (50% increase).......................   1.15%         1.31%                  1.39%
@ $32.5 million (50% decrease).......................   2.28%         2.11%                  2.18%

REQUIRED VOTE

     Approval of Proposal 2 for the Capital Value Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Capital Value Fund as defined in the 1940 Act. Under the 1940 Act, this means the affirmative vote of the lesser of (i) 67% or more of the Capital Value Fund's shares present at the meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of the Capital Value Fund are present at the meeting or represented by proxy, or (ii) more than 50% of the Capital Value Fund's outstanding shares. If Proposals 1 and 2 are not approved for the Strategy Fund and the Capital Value Fund, respectively, the Capital Value Fund will continue to operate under its Current Advisory Agreement with the Current Adviser and Proposal 3 will not be implemented.

RECOMMENDATION

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT RELATING TO THE CAPITAL VALUE FUND.

                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

     Proposal 3 relates to the election of directors of the Company. Subject to approval by shareholders of proposals 1 and 2 and the entry into the New Advisory Agreements with the Proposed Adviser, the Board of Directors has nominated for election the eight persons named in the table below. Each nominee, including those who are not "interested persons" of the Company ("Non-Interested Directors") as that term is defined in the 1940 Act, has indicated his willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders held for the purpose of electing directors and until the election and qualification of his successor.

     Unless you give contrary instructions on the enclosed proxy card, the persons named on such proxy card will (subject to approval of proposals 1 and 2) nominate and vote the shares represented by proxy in favor of the election of the eight nominees. Should any of the nominees withdraw or otherwise become unavailable for election, which the Company does not anticipate, shares represented by proxy will be voted in favor of such other nominee or nominees as management may recommend. Any such other nominee replacing a noninterested nominee will also be noninterested with respect to both the Current Adviser and the Proposed Adviser.

     Three nominees for director of the Company -- Charles L. Minter, M. Bruce Adelberg and Robert E. Smith -- currently serve as directors of the Company, each having been elected a director by shareholders at a special meeting of shareholders held on December 20, 1996. Under the By-laws of the Company, the Board of Directors, by a vote of a majority of the entire Board of Directors, may increase or decrease the number of directors of the Company. The number of directors which currently constitutes the entire Board of Directors is three, although the Board of Directors has authorized an increase in the number of directors to eight effective as of the election of directors. If elected, the eight nominees will constitute all of the directors of the Fund.

     Election of directors requires a plurality vote of the shares of the Company voting in person or by proxy at the meeting, provided a quorum is present. This means that the eight nominees receiving the largest number of votes will be elected.

     The following table shows the nominees who are standing for election as a director of the Company and their principal occupations which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout:

                                                                                YEAR     STRATEGY FUND   CAPITAL VALUE
                              POSITION            BUSINESS EXPERIENCE;         BECAME       SHARES        FUND SHARES
          NAME            WITH THE COMPANY         OTHER DIRECTORSHIPS        DIRECTOR     OWNED (1)       OWNED (2)
          ----            -----------------  -------------------------------  --------   -------------   -------------
Henry G. Van der Eb*      Proposed Chairman  President and Chief Executive        --             0               0
Age: 54                   and Director       Officer of The Gabelli Mathers
                          Nominee            Fund; prior to October 1999,
                                             Chairman and Chief Executive
                                             Officer of Mathers Fund, Inc.
                                             and President of Mathers &
                                             Company, Inc. (3)

                                                                                YEAR     STRATEGY FUND   CAPITAL VALUE
                              POSITION            BUSINESS EXPERIENCE;         BECAME       SHARES        FUND SHARES
          NAME            WITH THE COMPANY         OTHER DIRECTORSHIPS        DIRECTOR     OWNED (1)       OWNED (2)
          ----            -----------------  -------------------------------  --------   -------------   -------------
Charles L. Minter*        Director           Director, Chairman of the Board    1988        25,337          99,962
Age: 58                                      of Directors and Chief
                                             Executive Officer of Comstock
                                             Partners, Inc. since November,
                                             1996, and, prior thereto, Vice
                                             Chairman, President and
                                             Secretary of Comstock Partners,
                                             Inc.
M. Bruce Adelberg         Director           Consultant, MBA Research Group     1995             0           1,126
Age: 62                                      since November 1995; Director,
                                             Oakwood Counselors Inc.
                                             (investments); and Director,
                                             Southern Sun Propagation
                                             Systems Inc.
Robert M. Smith           Director           President and Director, Smith      1988         1,000               0
Age: 69                                      Advisors, Ltd. (investments)
                                             since November 1995; President
                                             and Director of Ansbacher
                                             (Dublin) Asset Management Ltd.
                                             from January 1983 to November
                                             1995.
Anthony J. Colavita       Director Nominee   Attorney at Law in the law firm      --             0               0
Age: 64                                      of Anthony J. Colavita, P.C.
                                             since 1961. (3) (4) (5) (6) (7)
                                             (8) (9) (10) (11) (12) (13)
                                             (14) (15) (16) (18) (19) (20)
                                             (21)
Vincent D. Enright        Director Nominee   Former Senior Vice President         --             0               0
Age: 55                                      and Chief Financial Officer of
                                             KeySpan Energy Corp. (8) (9)
                                             (10) (19) (20) (21)
Anthony R. Pustorino      Director Nominee   Certified Public Accountant;         --             0               0
Age: 74                                      Professor of Accounting, Pace
                                             University. (3)(4) (5) (6) (7)
                                             (8) (13) (15) (17) (18) (19)
Werner J. Roeder, M.D.    Director Nominee   Medical Director, Lawrence           --             0               0
Age: 59                                      Hospital and practicing private
                                             physician. (8) (9) (10) (11)
                                             (12) (13) (14) (15) (16) (20)
                                             (21)

---------------
* These nominees are interested persons of the Adviser and of the Company, as defined in the 1940 Act.

(1) Full shares of the Strategy Fund owned beneficially or of record as of March 10, 2000, based on information furnished by each director or nominee. On that date, the directors, director nominees and officers of the Company, as a group, beneficially owned 26,337, constituting 0.32% of the Strategy Fund's outstanding shares.

(2) Full shares of the Capital Value Fund owned beneficially or of record as of March 10, 1999, based on information furnished by each director or nominee. On that date, the directors, director nominees and officers of the Company, as a group, beneficially owned 102,098, constituting 0.54%, of the Capital Value Fund's outstanding shares.

(3) Trustee of The Gabelli Mathers Fund

(4) Trustee of The Gabelli Asset Fund.

(5) Trustee of The Gabelli Growth Fund.

(6) Director of The Gabelli Value Fund Inc.

(7) Director of The Gabelli Convertible Securities Fund, Inc.

(8) Director of Gabelli Equity Series Funds, Inc.

(9) Trustee of The Gabelli Money Market Funds.

(10) Director of Gabelli Investor Funds, Inc.

(11) Director of Gabelli Global Series Funds, Inc.

(12) Director of Gabelli Gold Fund, Inc.

(13) Director of Gabelli Capital Series Funds, Inc.

(14) Director of Gabelli International Growth Fund, Inc.

(15) Director of the Treasurer's Fund, Inc.

(16) Trustee of the Gabelli Westwood Funds.

(17) Director of The Gabelli Multimedia Trust Inc.

(18) Director of The Gabelli Equity Trust Inc.

(19) Trustee of The Gabelli Utility Trust.

(20) Trustee of The Gabelli Blue Chip Value Fund.

(21) Trustee of The Gabelli Utilities Fund.

     During the Company's last fiscal year ended April 30, 1999, the Board of Directors met four times. Each of the directors attended 75% or more of the meetings of the Board of Directors held during such year.

     The Board of Directors of the Company has a standing audit committee consisting of Messrs. Adelberg and Smith. These Directors are not "interested persons" of the Company as defined in the 1940 Act. The audit committee is responsible for recommending the selection of the Company's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Company.

     The Company has a standing nominating committee consisting of Messrs. Adelberg and Smith. These persons are not "interested persons" of the Company as defined in the 1940 Act. The nominating committee is responsible for recommending qualified candidates to the Board of Directors in the event that a position is vacated or created.

     The Board of Directors of the Company directs the overall management of the Company, including, with respect to each Fund, general oversight and review of its respective investment policies and activities. The Board of Directors of the Company elects the officers of the Company. The officers are responsible for supervising and administering the Company's day-to-day operations.

     The Company pays each Non-Interested Director an annual retainer of $20,000 (consisting of $10,000 for each Fund). Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Company who are "interested persons" as defined in the 1940 Act receive no direct remuneration from the Company. The Current Adviser serves as investment adviser to the Company. The Company pays a fee to the Current Adviser as investment adviser to the Company, and certain of the directors and officers of the Company are directors, officers and shareholders of the Current Adviser.

     The aggregate compensation paid by the Company to each of its Non-Interested Directors during its fiscal year ended April 30, 1999 is set forth below. The Company does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company expenses.

                                                      AGGREGATE       AGGREGATE
                                                     COMPENSATION   COMPENSATION
                                                       FROM THE       FROM THE
              NAME OF NON-INTERESTED                   STRATEGY     CAPITAL VALUE
              DIRECTOR OF THE COMPANY                    FUND           FUND         TOTAL
              -----------------------                ------------   -------------   -------
M. Bruce Adelberg..................................    $10,000         $10,000      $20,000
Robert M. Smith....................................    $10,000         $10,000      $20,000

     If Proposals 1 and 2 are implemented, the Company will pay each Director of the Company who is not an "affiliated person" of the Company (as defined in the 1940 Act) an annual retainer of $5,000, plus $1,000 for each Board of Directors meeting actually attended, in each case together with the Director's actual out-of-pocket expenses relating to attendance at meetings. These amounts represent a substantial reduction for each of the current non-interested directors. All committee members are expected to receive $500 per meeting for meetings that take place on days when the Board of Directors does not meet. Directors of the Company who are "affiliated persons" of the Company will receive no direct remuneration from the Company. Additionally, each of the Director nominees who is not an "affiliated person" of the Company (as defined in the 1940 Act) and who has not previously served on the Company's Board of Directors has agreed to waive his annual retainer for the first two years of his term. Subject to shareholder approval of proposals 1 and 2, the Proposed Adviser will thereafter serve as investment adviser to each of the Strategy Fund and the Capital Value Fund. The Company, on behalf of each Fund, will pay fees to Gabelli for such services. Certain of the persons who are expected to be Directors and officers of the Company are affiliates of the Proposed Adviser.

     The following table sets forth certain information regarding the aggregate compensation of those of the Director nominees who received compensation from mutual funds in the Gabelli fund complex for the fiscal year ended April 30, 1999:

                                                                AGGREGATE COMPENSATION
                       NAME OF PERSON                         FROM GABELLI FUND COMPLEX*
                       --------------                         --------------------------
Anthony J. Colavita.........................................         $ 94,875(18)
Vincent D. Enright..........................................         $  25,500(6)
Anthony R. Pustorino........................................         $107,250(18)
Werner J. Roeder............................................         $ 32,859(11)

---------------
* Represents the total compensation paid to each such person during the calendar year ended December 31, 1999 by investment companies from which such person receives compensation that are expected to be considered part of the same fund complex as the Company because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies or portfolios thereof.

REQUIRED VOTE

     Approval of Proposal 3 requires the affirmative vote of a plurality of the shares of the Company voting in person or by proxy, if the holders of more than one-third of the outstanding shares of the Company are present at the meeting or represented by proxy. If Proposals 1 and 2 are not approved for the Strategy Fund and the Capital Value Fund, respectively, Proposal 3 will not be implemented.

RECOMMENDATION

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF HENRY VAN DER EB, CHARLES MINTER, BRUCE ADELBERG, ROBERT SMITH, ANTHONY COLAVITA, VINCENT ENRIGHT, ANTHONY PUSTORINO AND WERNER ROEDER.

                                   PROPOSAL 4

                     RATIFICATION OF SELECTION OF AUDITORS

     On June 17, 1999, the Board of Directors of the Company, by a vote of all directors, including all Non-Interested Directors, appointed Ernst & Young LLP as auditors of the Company for its fiscal year ending April 30, 2000. During the two most recent fiscal years of the Company, the audit reports of Ernst & Young LLP contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Company and Ernst & Young LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the disagreements in connection with its report.

     The Board of Directors understands that Ernst & Young LLP holds no direct or indirect financial interest in the Company. The ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending April 30, 2000 is to be voted upon at the meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given.

     Representatives of Ernst & Young LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

REQUIRED VOTE

     Ratification of appointment of auditors requires a majority vote of the shares of the Company voting in person or by proxy at the meeting.

RECOMMENDATION

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 2000.

                            ------------------------

                       EXECUTIVE OFFICERS OF THE COMPANY

     Officers of the Company are appointed by the directors and serve at the discretion of the Board of Directors. None of the Company's officers receives any compensation from the Company. The following table sets forth certain information furnished by each of the executive officers of the Company in addition to Mr. Minter (about whom information is given above). Each such executive officer has engaged in the principal occupation indicated (or other executive positions with the Company or the Current Adviser) for five or more years. The business address of each individual listed below is 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.

    NAME; AGE                POSITION WITH THE COMPANY; BUSINESS EXPERIENCE
    ---------                ----------------------------------------------
Charles L. Minter     Director, Chairman of the Board of Directors; Director,
Age: 58               Chairman of the Board of Directors and Chief Executive
                      Officer of Comstock Partners, Inc. since September 1996,
                      and, prior thereto, Vice Chairman, President and Secretary of Comstock Partners, Inc.
Martin Weiner Age:    President and Chief Financial Officer; Director of Research
65                    of Comstock Partners, Inc. since 1995, and, prior thereto,
                      Senior Equity Portfolio Manager for the Grumman Corporation
                      employee benefit plan from 1978 to 1994.
Robert C. Ringstad    Vice President and Treasurer; Vice President, Treasurer,
Age: 69               Chief Financial Officer and Assistant Secretary of Comstock
                      Partners, Inc. since September 1995, and, prior thereto,
                      Vice President (Operations) of Regent Investor Services from
                      January 1990 to November 1994.
Carolyn Matlin        Secretary; Head Trader, Comstock Partners, Inc. since 1988.
Age: 43

PRINCIPAL SHAREHOLDERS

                 STRATEGY FUND

             NAME AND ADDRESS          NUMBER OF SHARES   PERCENT OF SHARES OUTSTANDING
             ----------------          ----------------   -----------------------------
      MLPF&S FOR THE SOLE                4,050,405.33                49.51%
      BENEFIT OF ITS CUSTOMERS
      4800 Deer Lake Drive
      East Jacksonville, FL 32246

                 CAPITAL VALUE FUND

             NAME AND ADDRESS          NUMBER OF SHARES          PERCENT OF FUND
             ----------------          ----------------          ---------------
      MLPF&S FOR THE SOLE                6,288,867.28                33.12%
      BENEFIT OF ITS CUSTOMERS
      4800 Deer Lake Drive East
      Jacksonville, FL 32246

GENERAL

     Other Business. The Company is not aware of any matters which may properly come before the meeting other than as set forth above. If other matters do properly come before the meeting, the persons named in the accompanying form of proxy or their substitutes will vote the proxies in accordance with their discretion.

     Solicitation of Proxies. Solicitation will be primarily by mail, but officers of the Company or regular employees of the Company's investment adviser and the Company's transfer agent and administrator may also solicit without compensation by telephone, telecopy or personal contact. The Company has also retained Georgeson Shareholder Communications Inc. to assist in reminding shareholders to send in their proxies, coordinating with nominee holders, tabulating proxies and other aspects of soliciting proxies from its shareholders. The fees of such firm are estimated to be $10,000 plus reimbursement of out-of-pocket expenses. The cost of solicitation will be shared by the Current Adviser and the Proposed Adviser, with the Current Adviser's share capped at $50,000.

     Future Meetings. The Company is not required to hold annual meetings of shareholders and the Company generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken or are believed to be desirable under the 1940 Act. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of corporate staff time. If a subsequent meeting of shareholders is scheduled to be held, any shareholder wishing to submit a written proposal for inclusion in the proxy statement and form of proxy (i) should send its written proposal or proposals to: Comstock Partners Funds, Inc., 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648, which proposal or proposals must be received by Comstock Partners Funds in reasonable time prior to the meeting, as determined by the Board of Directors and (ii) must satisfy all other legal requirements.

                                            By order of the Board of Directors,

                                            Carolyn Matlin
                                            Secretary

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT, dated as of           , 2000, between
Gabelli Comstock Funds, Inc., a Maryland corporation (the "Company"), on behalf of the [Gabelli Comstock Capital Value Fund] [Gabelli Comstock Strategy Fund] (the "Fund") and Gabelli Funds, LLC (the "Adviser"), a New York limited liability company.

     In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1. In General

     (a) The Company is an open-end investment company which, as of the date hereof, consists of two series: the [Gabelli Comstock Strategy Fund] [Gabelli Comstock Capital Value Fund] and the Fund.

     (b) The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of the Fund. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Directors of the Company. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

     2. Duties and obligations of the Adviser with respect to investment of assets of the Fund

     (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Company's Board of Directors, the Adviser shall
(i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund and (iii) oversee the administration of all aspects of the Fund's business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Fund's right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund's shares.

     (b) The specific services to be provided or arranged for by the Adviser for the Fund are (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for the Fund's shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund with such office space and facilities, utilities, office equipment and personnel as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Company's registration statement and the Fund's prospectus (including its statement of additional information); (vii) arrange for the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Company's Board of Directors and any committees thereof as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

     (c) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act") and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law;
(iii) the provisions of the Charter, as amended, and By-Laws, as amended, of the Company, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Fund as set forth in the Company's Registration Statement on Form N-1A (the "Registration Statement") and the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies and (v) any policies and determinations of the Board of Directors of the Company relating to the Fund.

     (d) The Adviser will provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Company who are affiliated persons (as defined in the Act) of the Adviser. Subject to the foregoing, the Company, on behalf of the Fund, shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Company's officers and employees, and directors' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Company is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund as a separate portfolio of an open-end investment company and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Company's directors, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund pursuant to any 12b-1 plan or otherwise legally payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     (e) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Company with respect to the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Company may have which may not be waived under applicable law.

     (f) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity so long as its services to the Fund are not impaired thereby, and shall not in any way limit or restrict the Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided that the Adviser shall seek to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities as between the Fund and other advisory clients of the Adviser.

     3. Portfolio Transactions

     In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Company's Board of Directors in the interest of its shareholders and in compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliate, Gabelli & Company, Inc.; (b) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

     4. Compensation of the Adviser

     (a) Subject to paragraph 2(b), the Company, on behalf of the Fund, agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser (other than any amounts payable to the Adviser pursuant to paragraph 4(b)) a fee computed daily and payable monthly in an amount equal on an annualized basis to [1.00%] [0.85%] of the Fund's daily average net assets; provided, however, that the Adviser agrees that it will waive such fees during the period prior to the second anniversary of the date of this Agreement on aggregate net assets of the Fund at the time this Agreement becomes effective to the extent necessary to ensure the total expense ratio of the Fund (other than extraordinary expenses) during such period, is not greater than the total expense ratio of the Fund (other than extraordinary expenses) for calendar year 1999. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     (b) The Fund will pay the Adviser separately for any costs and expenses incurred by the Adviser in connection with distribution of the Fund's shares in accordance with the terms (including proration or nonpayment as a result of allocations of payments) of Plans of Distribution (collectively, the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the Act as such Plan may be in effect from time to time; provided, however, that no payments shall be due or paid to the Adviser hereunder unless and until this Agreement shall have been approved in the manner required by such Plan. The Fund reserves the right to modify or terminate such Plan at any time as specified in the Plan and Rule 12b-1, and this subparagraph shall thereupon be modified or terminated to the same extent without further action of the parties. The persons authorized to direct the payment of the funds pursuant to this Agreement and the Plan shall provide to the Fund's Board of Directors, and the Directors shall review, at least quarterly a written report of the amount so paid and the purposes for which such expenditures were made.

     (c) For purposes of this Agreement, the value of the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Fund for calculating the net asset value of the Fund's shares.

     5. Indemnity.

     (a) The Company, on behalf of the Fund, hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees, and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph with respect to this Agreement or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (i) no indemnitee shall be indemnified hereunder against any liability to the Company (including the Fund) or its shareholders or any expense of such indemnitee arising by reason of (A) willful misfeasance, (B) bad faith, (C) gross negligence or (D) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (A) through (D) being sometimes referred to herein as "disabling conduct"), (ii) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (iii) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of Directors of the Company. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

     (b) The Company, on behalf of the Fund, shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met, a written undertaking to reimburse the Company if it is subsequently determined that the standard of conduct has not been met and the directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide a security in form and amount acceptable to the

Company for his undertaking, (ii) the Company shall be insured against losses arising by reason of the advances or (iii) a majority of a quorum of directors of the Company who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (c) All determinations with respect to indemnification hereunder shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that such indemnitee was not liable by reason of disabling conduct, by (A) a majority vote of a quorum of the Disinterested Non-Party Directors of the Company, or (B) an independent legal counsel in a written opinion.

     The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

     6. Provision of Information to the Company

     The Adviser shall keep the Company informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

     7. Effective Date; Duration; Modification; and Termination

     (a) This Agreement shall become effective upon on the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

     (b) The modification of any of the nonmaterial terms of this Agreement may be approved by a vote of the majority of those Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     (c) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Company sixty days written notice (which notice may be waived by the Company) and may be terminated by the Company, on behalf of the Fund, at any time without penalty upon giving the Adviser sixty days written notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of the Board of Directors of the Company or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote or, with respect to paragraph 4(b), by a majority of the Directors of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder.)

     8. Name

     It is understood and hereby agreed that the word "Gabelli" is the property of the Adviser for copyright and other purposes. The Company further agrees that the word "Gabelli" in its name is derived from the name of Mario J. Gabelli and such name may freely be used by the Adviser for other investment companies, entities or products. The Company further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Company (including the Fund) shall as soon as practicable thereafter take all necessary and appropriate action to change its name to names which do not include the word "Gabelli"; provided, however, that the Company (including the Fund) may continue to use the word "Gabelli" if the Adviser consents in writing to such use.

     9. Notices

     Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     10. Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act and the Advisers Act.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                          GABELLI COMSTOCK FUNDS, INC.,
                                          on behalf of
                                          [GABELLI COMSTOCK CAPITAL VALUE
                                          FUND] [GABELLI COMSTOCK
                                          STRATEGY FUND]

                                          By
                                            ------------------------------------
                                            Name: Charles L. Minter
                                            Title:

                                          GABELLI FUNDS, LLC

                                          By
                                            ------------------------------------
                                            Name: Stephen G. Bondi
                                            Title: Vice President

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

COMSTOCK PARTNERS  1) Comstock Partners Strategy Fund -- To
FUNDS, INC         approve the proposed Investment Advisory   For   Against   Abstain
                   Agreement with Gabelli Funds, LLC.         [ ]     [ ]       [ ]

                   2) Comstock Partners Capital Value
                   Fund -- To approve the proposed
                   Investment Advisory Agreement with         For   Against   Abstain
                   Gabelli Funds, LLC                         [ ]     [ ]       [ ]

                   3) To elect eight (8) Directors of the
                   Fund: Henry van der Eb, Charles L.
                   Minter, M. Bruce Adelberg, Robert M.
                   Smith, Anthony J. Colavita, Vincent D.          Withhold   For All
                   Enright, Anthony R. Pustorino and Werner   For  Authority  Except
                   J. Roeder.                                 [ ]     [ ]       [ ]

                   NOTE: IF YOU DO NOT WISH YOUR SHARES
                   VOTED "FOR" A PARTICULAR NOMINEE(S), MARK
                   THE "FOR ALL EXCEPT" BOX AND STRIKE A
                   LINE THROUGH THE NAME(S) OF THE
                   NOMINEE(S). YOUR SHARES WILL BE VOTED FOR
                   THE REMAINING NOMINEE(S). ITEM 3 WILL NOT
                   BE BROUGHT BEFORE THE MEETING IF ITEMS 1
                   AND 2 ARE NOT APPROVED.

                   4) To ratify the selection of Ernst &
                   Young LLP as the independent accountants
                   of the Fund for the fiscal year ending     For   Against   Abstain
                   April 30, 2000.                            [ ]     [ ]       [ ]

                   5) To transact such other business as may
                   properly come before the Meeting or any    For   Against   Abstain
                   adjournment thereof.                       [ ]     [ ]       [ ]

                                      ----------------------------
Please be sure to sign and date this  Date
Proxy.
------------------------------------------------------------------

Shareholder sign here                 Co-owner sign here
------------------------------------------------------------------

                                            Mark box at right if comments    [ ]
                                            or address changes have been noted
                                            on the reverse side of this card.

DETACH CARD

                         COMSTOCK PARTNERS FUNDS, INC.

Dear Shareholder:

     Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposals in detail.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

     Your vote must be received prior to the Special Meeting of Shareholders, April 27, 2000.

     Thank you in advance for your prompt consideration of these matters.

                                          Sincerely,

                                          Comstock Partners Funds, Inc.

                         COMSTOCK PARTNERS FUNDS, INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Charles J. Minter, Martin Weiner and Carolyn Matlin, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Gabelli Comstock Partners Funds, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 993 Lenox Drive, Suite 106, Lawrenceville, NJ 08648 on April 27, 2000 at 10:00 a.m. (eastern standard time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     A majority of the proxies present, and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposals. Please refer to the Proxy Statement for a discussion of each of the Proposals.

     PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

     Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or here title.

HAS YOUR ADDRESS CHANGED?

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DO YOU HAVE ANY COMMENTS?

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